3
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2006
                                                        ------------------

                             INVESTORS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-51557                 22-3493930
------------------------          ----------------      --------------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer
 of incorporation)                                       Identification No.)



101 JFK Parkway, Short Hills, New Jersey                 07078
----------------------------------------             -------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------------
             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
              -------------

     On September 25, 2006, the board of directors of Investors Bancorp, Inc. (the "Company") announced the authorization of the repurchase of up to 10% of the Company's publicly held outstanding shares of common stock, or 5,317,590 shares, commencing October 12, 2006. A copy of the press release is attached as
Exhibit 99 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01.    Financial Statements and Exhibits.
              ----------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.           Description
                  -----------           -----------

                     99                 Press Release dated September 25, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      INVESTORS BANCORP, INC.



DATE:  September 25, 2006             By: /s/ Robert M. Cashill
                                          ----------------------------------
                                          Robert M. Cashill
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

  99              Press Release, dated September 25, 2006